UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2026

DOLLAR GENERAL CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	001-11421	61-0502302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 MISSION RIDGE GOODLETTSVILLE, TN	37072
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (615) 855-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.875 per share	DG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On June 2, 2026, Dollar General Corporation (the “Company”) issued a news release regarding results of operations and financial condition for the fiscal 2026 first quarter (13 weeks) ended May 1, 2026. The news release is furnished as Exhibit 99 hereto and is incorporated herein by reference.

The information contained within this Item 2.02, including the information in Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Annual Meeting of the Company’s Shareholders was held on May 28, 2026. The following are the final voting results on proposals considered and voted upon by the Company’s shareholders, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 7, 2026 (the “Proxy Statement”).

The following individuals were elected to serve as directors of the Company, each of whom will hold office until the Annual Meeting of the Company’s Shareholders to be held in 2027 and until his or her successor is duly elected and qualified. The tabulation of votes on this matter was as follows:

Name	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Michael M. Calbert	175,007,879	7,508,861	224,596	15,020,306
Ana M. Chadwick	178,940,109	3,627,856	173,371	15,020,306
Gregory H. Hicks	181,229,625	1,335,370	176,341	15,020,306
Timothy I. McGuire	177,802,154	4,763,312	175,870	15,020,306
David P. Rowland	179,512,391	3,011,970	216,975	15,020,306
Debra A. Sandler	176,532,086	6,035,328	173,922	15,020,306
Ralph E. Santana	180,733,581	1,727,993	279,762	15,020,306
Kathleen M. Scarlett	180,892,658	1,571,892	276,786	15,020,306
Todd J. Vasos	182,108,558	458,274	174,504	15,020,306

The resolution regarding the compensation of the Company’s named executive officers as disclosed in the Proxy Statement was approved on an advisory (non-binding) basis. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
160,040,421	21,835,901	865,014	15,020,306

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2026 was ratified. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
182,375,460	15,200,487	185,695	0

A shareholder proposal asking the Company’s Board of Directors (the “Board”) to amend the director resignation policy to require directors who do not receive a majority vote in uncontested elections to leave the Board within nine months was not approved. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
28,164,688	154,045,190	531,458	15,020,306

A shareholder proposal asking the Board to report on the feasibility of adopting a comprehensive human rights policy stating the Company’s commitment to respect human rights, in alignment with international human rights standards, throughout its operation and value chain was not approved. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
53,033,609	128,843,194	864,533	15,020,306

A shareholder proposal asking the Board to take the steps necessary to reduce the minimum ownership percentage required to call a special shareholders’ meeting from 25% to 10% was not approved. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
77,346,353	105,002,151	392,832	15,020,306

ITEM 7.01	REGULATION FD DISCLOSURE.

The information set forth in Item 2.02 above is incorporated herein by reference. The news release also:

•	sets forth statements regarding, among other things, the Company’s fiscal year 2026 outlook, as well as the Company’s planned conference call to discuss the reported financial results, the Company’s fiscal year 2026 outlook, and certain other matters; and

•	announces that on June 1, 2026, the Board declared a quarterly cash dividend of $0.59 per share on the Company’s outstanding common stock payable on or before July 21, 2026, to shareholders of record on July 7, 2026.

The information contained within this Item 7.01, including the information in Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

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ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)        Financial statements of businesses acquired.  N/A

(b)        Pro forma financial information.  N/A

(c)        Shell company transactions. N/A

(d)        Exhibits.  See Exhibit Index to this report.

EXHIBIT INDEX

Exhibit No.	Description

99	News release issued June 2, 2026

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2026	DOLLAR GENERAL CORPORATION

	By:	/s/ Rhonda M. Taylor
Rhonda M. Taylor
Executive Vice President and General Counsel

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